Fees Summary	Apr. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 199,999,984.47
Previously Paid Amount	0.00
Total Fee Amount	30,620.00
Total Offset Amount	0.00
Net Fee	$ 30,620.00
Final Prospectus	false